ITEM 9.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                    ACCOUNTING AND FINANCIAL DISCLOSURE

          None.

          PART III

          Information required under PART III (Items 10, 11, 12, and 13) has been omitted from this Report since the Company intends to file with the Securities and Exchange Commission, not later than 120 days after the close of its fiscal year, a definitive proxy statement pursuant to Regulation 14A which involves the election of directors, and such information is incorporated by reference from such definitive proxy statement.

          PART IV

          ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

          (a)  INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

               1.   Financial Statements                              Page
                    --------------------                              ----

                    Report of Independent Public Accountants           20

                    Consolidated Balance Sheets                        21

                    Statements of Consolidated Income                  22

                    Statements of Consolidated Cash Flows              23

                    Notes to Consolidated Financial Statements         24

                    Five-Year Financial Data                           45

                    Quarterly Financial Data                           47


               2.   Financial Statement Schedules
                    -----------------------------

                    Financial statement schedules are inapplicable or the required information is included in the Consolidated Financial Statements or the Notes thereto.

               3.   Exhibits
                    --------

                    Reference is made to the Index of Exhibits immediately preceding the exhibits hereto (beginning on page 50), which index is incorporated herein by reference.

          (b)  REPORTS ON FORM 8-K

               No Report on Form 8-K was filed by the Company during the last quarter of the period covered by this Report.

          (c)  EXHIBITS

               Reference is made to the Index of Exhibits immediately preceding the exhibits hereto (beginning on page 50), which index is incorporated herein by reference.


                                      SIGNATURES

               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               KAISER ALUMINUM & CHEMICAL
                                                  CORPORATION
               Date:  March 26, 1998
                                             By  George T. Haymaker, Jr.
                                             ------------------------------
                                                 George T. Haymaker, Jr.
                                                  Chairman of the Board
                                               and Chief Executive Officer

               Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

               Date:  March 26, 1998             George T. Haymaker, Jr.
                                             ------------------------------
                                                 George T. Haymaker, Jr.
                                                  Chairman of the Board
                                               and Chief Executive Officer
                                              (Principal Executive Officer)

               Date:  March 26, 1998                 John T. La Duc
                                             ------------------------------
                                                     John T. La Duc
                                                Vice President and Chief
                                                   Financial Officer
                                              (Principal Financial Officer)

               Date:  March 26, 1998                Daniel D. Maddox
                                             ------------------------------
                                                    Daniel D. Maddox
                                                 Controller - Corporate
                                             Consolidation and Reporting
                                             (Principal Accounting Officer)

               Date:  March 26, 1998              Robert J. Cruikshank
                                             ------------------------------
                                                  Robert J. Cruikshank
                                                        Director

               Date:  March 26, 1998               Charles E. Hurwitz
                                             ------------------------------
                                                   Charles E. Hurwitz
                                                        Director

               Date:  March 26, 1998                  Ezra G. Levin
                                             ------------------------------
                                                      Ezra G. Levin
                                                        Director

               Date:  March 26, 1998                  Robert Marcus
                                             ------------------------------
                                                      Robert Marcus
                                                        Director

               Date:  March 26, 1998                Robert J. Petris
                                             ------------------------------
                                                    Robert J. Petris
                                                        Director


                                  INDEX OF EXHIBITS

          Exhibit
          Number         Description
          ------         -----------

           3.1 Restated Certificate of Incorporation of Kaiser Aluminum & Chemical Corporation (the "Company" or "KACC"), dated July 25, 1989 (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1, dated August 25, 1991, filed by KACC, Registration No. 33-30645).

           3.2 Certificate of Retirement of KACC, dated February 7, 1990 (incorporated by reference to Exhibit 3.2 to the Report on Form 10-K for the period ended December 31, 1989, filed by KACC, File No. 1-3605).

           3.3 Amended and Restated By-Laws of Kaiser Aluminum & Chemical Corporation, dated October 1, 1997 (incorporated by reference to Exhibit 3.3 to the Report on Form 10-Q for the quarterly period ended September 30, 1997, filed by KACC, File No. 1-3605).

           4.1 Indenture, dated as of February 1, 1993, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The First National Bank of Boston, as Trustee, regarding KACC's 12-3/4% Senior Subordinated Notes Due 2003 (incorporated by reference to Exhibit 4.1 to Form 10-K for the period ended December 31, 1992, filed by KACC, File No. 1-3605).

           4.2 First Supplemental Indenture, dated as of May 1, 1993, to the Indenture, dated as of February 1, 1993 (incorporated by reference to Exhibit 4.2 to the Report on Form 10-Q for the quarterly period ended June 30, 1993, filed by KACC, File No. 1-3605).

           4.3 Second Supplemental Indenture, dated as of February 1, 1996, to the Indenture, dated as of February 1, 1993 (incorporated by reference to Exhibit 4.3 to the Report on Form 10-K for the period ended December 31, 1995, filed by Kaiser Aluminum Corporation ("Kaiser" or "KAC"), File No. 1-9447).

           4.4 Third Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of February 1, 1993 (incorporated by reference to Exhibit 4.1 to the report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.5 Indenture, dated as of February 17, 1994, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, and Kaiser Finance Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, regarding KACC's 9-7/8% Senior Notes Due 2002 (incorporated by reference to Exhibit
               4.3 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-9447).

           4.6 First Supplemental Indenture, dated as of February 1, 1996, to the Indenture, dated as of February 17, 1994
               (incorporated by reference to Exhibit 4.5 to the Report on Form 10-K for the period ended December 31, 1995, filed by KAC, File No. 1-9447).

           4.7 Second Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of February 17, 1994 (incorporated by reference to Exhibit 4.2 to the report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

          Exhibit
          Number         Description
          ------         -----------

           4.8 Indenture, dated as of October 23, 1996, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, Kaiser Finance Corporation, Kaiser Micromill Holdings, LLC, Kaiser Sierra Micromills, LLC, Kaiser Texas Micromill Holdings, LLC and Kaiser Texas Sierra Micromills, LLC, as Subsidiary Guarantors, and First Trust National Association, as Trustee, regarding KACC's 10-7/8% Series B Senior Notes Due 2006 (incorporated by reference to Exhibit 4.2 to the Report on Form 10-Q for the quarterly period ended September 30, 1996, filed by KAC, File No. 1-9447).

           4.9 First Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of October 23, 1996 (incorporated by reference to Exhibit 4.3 to the Report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.10 Indenture, dated as of December 23, 1996, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, Kaiser
               Finance Corporation, Kaiser Micromill Holdings, LLC, Kaiser Sierra Micromills, LLC, Kaiser Texas Micromill Holdings, LLC, and Kaiser Texas Sierra Micromills, LLC, as Subsidiary Guarantors, and First Trust National Association, as Trustee, regarding KACC's 10 7/8%
               Series D Senior Notes due 2006 (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-4, dated January 2, 1997, filed by KACC, Registration No. 333-19143).

           4.11 First Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of December 23, 1996 (incorporated by reference to Exhibit 4.4 to the Report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.12 Credit Agreement, dated as of February 15, 1994, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent
               (incorporated by reference to Exhibit 4.4 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-9447).

           4.13 First Amendment to Credit Agreement, dated as of July 21, 1994, amending the Credit Agreement, dated as of February 15, 1994, among KAC, KACC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended June 30, 1994, filed by KAC, File No. 1-9447).

           4.14 Second Amendment to Credit Agreement, dated as of March 10, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.6 to the Report on Form 10-K for the period ended December 31, 1994, filed by KAC, File
               No. 1-9447).

           4.15 Third Amendment to Credit Agreement, dated as of July 20, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended June 30, 1995, filed by KAC, File No. 1-9447).

           4.16 Fourth Amendment to Credit Agreement, dated as of October 17, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended September 30, 1995, filed by KAC, File No. 1-9447).

          Exhibit
          Number         Description
          ------         -----------

           4.17 Fifth Amendment to Credit Agreement, dated as of December 11, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.11 to the Report on Form 10-K for the period ended December 31, 1995, filed by KAC, File No. 1-9447).

           4.18 Sixth Amendment to Credit Agreement, dated as of October 1, 1996, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended September 30, 1996, filed by KAC, File No. 1-9447).

           4.19 Seventh Amendment to Credit Agreement, dated as of December 17, 1996, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.18 to the Registration Statement on Form S-4, dated January 2, 1997, filed by KACC, Registration No. 333-19143).

           4.20 Eighth Amendment to Credit Agreement, dated as of February 24, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, Kaiser, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.16 to the Report on Form 10-K for the period ended December 31, 1996, filed by KAC, File No. 1-9447).

           4.21 Ninth Amendment to Credit Agreement, dated as of April 21, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.5 to the Report on From 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.22 Tenth amendment to Credit Agreement, dated as of June 25, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.6 to the Report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.23 Eleventh Amendment to Credit Agreement, dated as of October 20, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.7 to the Report on Form 10-Q for the quarterly period ended September 30, 1997, filed by KAC, File No. 1-9447).

          *4.24     Twelfth Amendment to Credit Agreement, dated as of
               January 13, 1998, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent.

           4.25 Intercompany Note between KAC and KACC (incorporated by reference to Exhibit 10.11 to the Report on Form 10-K for the period ended December 31, 1996, filed by MAXXAM
               Inc. ("MAXXAM"), File No. 1-3924).

           4.26 Confirmation of Amendment of Non-Negotiable Intercompany Note, dated as of October 6, 1993, between KAC and KACC (incorporated by reference to Exhibit
               10.12 to the Report on Form 10-K for the period ended December 31, 1996, filed by MAXXAM, File No. 1-3924).

           4.27 Senior Subordinated Intercompany Note between KAC and KACC dated February 15, 1994 (incorporated by reference to Exhibit 4.22 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-9447).

          Exhibit
          Number         Description
          ------         -----------

           4.28 Senior Subordinated Intercompany Note between KAC and KACC dated March 17, 1994 (incorporated by reference to
               Exhibit 4.23 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-9447).

               KACC has not filed certain long-term debt instruments not being registered with the Securities and Exchange Commission where the total amount of indebtedness authorized under any such instrument does not exceed 10% of the total assets of KACC and its subsidiaries on a consolidated basis. KACC agrees and undertakes to furnish a copy of any such instrument to the Securities and Exchange Commission upon its request.

           10.1 Form of indemnification agreement with officers and directors (incorporated by reference to Exhibit (10)(b) to the Registration Statement of KAC on Form S-4, File No. 33-12836).

           10.2 Tax Allocation Agreement, dated as of December 21, 1989, between MAXXAM and KACC (incorporated by reference to Exhibit 10.21 to Amendment No. 6 to the Registration Statement on Form S-1, dated December 14, 1989, filed by KACC, Registration No. 33-30645).

           10.3 Tax Allocation Agreement, dated as of February 26, 1991, between KAC and MAXXAM (incorporated by reference to Exhibit 10.23 to Amendment No. 2 to the Registration Statement on Form S-1, dated June 11, 1991, filed by KAC, Registration No. 33-37895).

           10.4 Tax Allocation Agreement, dated as of June 30, 1993, between KACC and KAC (incorporated by reference to Exhibit 10.3 to the Report on Form 10-Q for the quarterly period ended June 30, 1993, filed by KACC, File No. 1-3605).

                    Executive Compensation Plans and Arrangements
                          [Exhibits 10.5 - 10.14, inclusive]

           10.5     KACC's Bonus Plan (incorporated by reference to Exhibit
               10.25 to Amendment No. 6 to the Registration Statement on Form S-1, dated December 14, 1989, filed by KACC, Registration No. 33-30645).

           10.6 Kaiser 1993 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Report on Form 10-Q for the quarterly period ended June 30, 1993, filed by KACC, File No. 1-3605).

           10.7 Kaiser 1995 Employee Incentive Compensation Program (incorporated by reference to Exhibit 10.1 to the Report on Form 10-Q for the quarterly period ended
               March 31, 1995, filed by KAC, File No. 1-9447).

           10.8 Kaiser 1995 Executive Incentive Compensation Program (incorporated by reference to Exhibit 99 to the Proxy Statement, dated April 26, 1995, filed by KAC, File No. 1-9447).

           10.9 Kaiser 1997 Omnibus Stock Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement, dated April 29, 1997, filed by KAC, File No. 1-9447).

           10.10 Employment Agreement, dated April 1, 1993, among KAC, KACC, and George T. Haymaker, Jr. (incorporated by reference to Exhibit 10.2 to the Report on Form 10-Q for the quarterly period ended March 31, 1993, filed by KAC, File No. 1-9447).

           10.11 First Amendment to Employment Agreement by and between KACC, KAC and George T. Haymaker, Jr. (incorporated by reference to Exhibit 10 to the Report on Form 10-Q for the quarterly period ended June 30, 1996, filed by KAC, File No. 1-9447).

          Exhibit
          Number         Description
          ------         -----------

          *10.12    Second Amendment to Employment Agreement, dated as of
               December 10, 1997, by and between KAC, KACC, and George
               T. Haymaker, Jr.

           10.13 Letter Agreement, dated January 1995, between KAC and Charles E. Hurwitz, granting Mr. Hurwitz stock options under the Kaiser 1993 Omnibus Stock Incentive Plan
               (incorporated by reference to Exhibit 10.17 to the Report on Form 10-K for the period ended December 31, 1994, filed by KAC, File No. 1-9447).

           10.14 Form of letter agreement with persons granted stock options under the Kaiser 1993 Omnibus Stock Incentive Plan to acquire shares of KAC Common Stock
               (incorporated by reference to Exhibit 10.18 to the Report on Form 10-K for the period ended December 31, 1994, filed by KAC, File No. 1-9447).

          *21  Significant Subsidiaries of KACC.

          *27  Financial Data Schedule.
          -------------
          *    Filed herewith




                                                                 Exhibit 21


                                     SUBSIDIARIES


          Listed below are the principal subsidiaries of Kaiser Aluminum Corporation, the jurisdiction of their incorporation or organization, and the names under which such subsidiaries do business. Certain subsidiaries are omitted which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                                            Place of
                                                            Incorporation
               Name                                         or Organization
               ----                                         ---------------

               Alpart Jamaica Inc.                          Delaware
               Alumina Partners of Jamaica (partnership)    Delaware
               Anglesey Aluminium Limited                   United Kingdom
               Kaiser Alumina Australia Corporation         Delaware
               Kaiser Aluminium International, Inc.         Delaware
               Kaiser Aluminum & Chemical of Canada Limited Ontario
               Kaiser Bauxite Company                       Nevada
               Kaiser Finance Corporation                   Delaware
               Kaiser Jamaica Bauxite Company (partnership) Jamaica
               Kaiser Jamaica Corporation                   Delaware
               Queensland Alumina Limited                   Queensland
               Volta Aluminium Company Limited              Ghana



          Principal California                     Oklahoma
          Domestic  ----------                     --------
          Operations     Los Angeles (City              Tulsa
          (Partial List) of Commerce)                        Engineered
                              Engineered                     Products
                              Products             Pennsylvania
                         Los Angeles (Santa        ------------
                         Fe Springs)                    Erie (50%)
                              Engineered                     Engineered
                              Products                       Products
                              Fabricating          South Carolina
                         Oxnard                    --------------
                              Engineered                Greenwood
                              Products                       Engineered
                         Pleasanton                          Products
                              R&D at the                Greenwood
                              Center for                     Engineered
                              Technology,                    Products
                              Administrative                 Machine Shop
                              Offices              Tennessee
                    Florida                        ---------
                    -------                             Jackson
                         Mulberry                            Engineered
                              Sodium                         Products
                              Silicofluoride       Texas
                              Potassium            -----
                              Silicofluoride            Houston
                    Louisiana                                Kaiser
                    ---------                                Aluminum
                         Baton Rouge                         Corporation
                              Environmental                  Headquarters
                              Offices                   Sherman
                         Gramercy                            Engineered
                              Alumina                        Products
                    Michigan                       Virginia
                    --------                       --------
                         Detroit                        Richmond
                         (Southfield)                        Engineered
                              Automotive                     Products
                              Product              Washington
                              Development          ----------
                              and Sales                 Mead
                    Nevada                                   Primary
                    ------                                   Aluminum,
                         Reno                                Northwest
                              Micromill(TM)                  Engineering
                    Ohio                                     Center
                    ----                                Richland
                         Canton                              Engineered
                              Engineered                     Products
                              Products                  Tacoma
                         Cuyahoga Falls                      Primary
                         (50%)                               Aluminum
                              Engineered                Trentwood
                              Products                       Flat-Rolled
                         Newark                              Products
                              Engineered
                              Products


          -----------------------------------------------------------------
          Principal Australia                      Jamaica
          Worldwide ---------                      -------
          Operations     Queensland Alumina             Alumina Partners of
          (Partial List) Limited (28.3%)                Jamaica (65%)
                           Alumina                           Bauxite,
                    Canada                                   Alumina
                    ------                              Kaiser Jamaica
                         Kaiser Aluminum &              Bauxite Company
                         Chemical of                    (49%)
                         Canada Limited                      Bauxite
                         (100%)                    Russia
                         Engineered Products       ------
                    Ghana                               Kaiser Aluminium
                    -----                               Russia, Inc. (100%)
                         Volta Aluminium                     International
                         Company Limited                     Business
                         (90%)                               Development
                              Primary              Wales, United Kingdom
                              Aluminum             ---------------------
                                                        Anglesey Aluminium
                                                        Limited (49%)
                                                             Primary
                                                             Aluminum